Exhibit 1.1

Execution Version

$300,000,000 Securities

Sovereign Capital Trust VI

7.908% Capital Securities

Guaranteed to the extent set forth

In the Prospectus Supplement dated June 6, 2006 by

Sovereign Bancorp, Inc.

Underwriting Agreement

New York, New York

June 6, 2006

Citigroup Global Markets Inc.

Bear, Stearns & Co. Inc.

J.P. Morgan Securities Inc.

Santander Investment Securities Inc.

As Representatives of the several Underwriters,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Sovereign Capital Trust VI, a Delaware statutory trust (the “Trust”) proposes, upon the terms and conditions set forth herein, to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”) for whom you (the “Representatives”) are acting as representatives, 300,000 of its 7.908% capital securities ($1,000 liquidation amount per capital security), representing undivided preferred beneficial interests in its assets (the “Capital Securities”). (The Trust will also to sell to Sovereign Bancorp, Inc., a corporation organized under the laws of Pennsylvania (the “Company”), common securities, representing undivided common beneficial interests in its assets (the “Common Securities”)).

The Capital Securities will be guaranteed on a junior subordinated basis by the Company, to the extent set forth in the Preliminary Prospectus and the Final Prospectus (as defined herein), with respect to distributions and payments upon liquidation, redemption and otherwise (the “Capital Securities Guarantee”) pursuant to the Capital Securities Guarantee Agreement, to be dated as of June 13, 2006, (the “Capital Securities Guarantee Agreement”), between the Company and The Bank of New York, as trustee (the “Guarantee Trustee”).

The Trust will use the proceeds from the sale of the Capital Securities and the Common Securities to buy $ 310,000,000 aggregate principal amount of 7.908% Sovereign Bancorp, Inc. Junior Subordinated Notes, due 2036 (the “Junior Subordinated Notes”). The Junior Subordinated Notes will be issued pursuant to a junior subordinated indenture (the “Junior

Subordinated Indenture”), dated as of September 1, 1999 between the Company and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as indenture trustee (the “Indenture Trustee”), and the fifth supplemental indenture, to be dated as of June 13, 2006 (the “Fifth Supplemental Indenture” and together with the Junior Subordinated Indenture, the “Indenture”), between the Company and the Indenture Trustee. Under certain circumstances, the Junior Subordinated Notes will be distributable to the holders of undivided beneficial interests in the assets of the Trust.

The Trust was formed on April 16, 2004 pursuant to a declaration of trust (the “Original Declaration of Trust”), dated as of March 24, 2004, among the Company, as depositor, The Bank of New York, as property trustee (in such capacity, the “Property Trustee”), The Bank of New York (Delaware), as Delaware trustee (in such capacity, the “Delaware Trustee”) and Sovereign Bancorp, Inc., as sponsor, and a certificate of trust filed on April 16, 2004 with the Secretary of State of the State of Delaware (the “Certificate of Trust”). The Trust will be governed by, and the Capital Securities and the Common Securities will be issued under, the Amended and Restated Declaration of Trust to be dated the Closing Date (the “Amended and Restated Declaration of Trust”), among Larry K. Davis, Thomas D. Cestare and Thomas R. Brugger (in such capacities, the “Administrative Trustees”), the Company, as sponsor, the Property Trustee, and the Delaware Trustee which will amend and restate the Original Declaration of Trust. The Capital Securities, the Capital Securities Guarantee Agreement and the Junior Subordinated Notes are referred to herein as the “Securities.”

To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 20 hereof.

1.            Representations and Warranties. The Company and the Trust, jointly and severally represent and warrant to, and agree with, each Underwriter that:

(a)   The Company and the Trust meet the requirements for use of Form S-3 under the Act and have prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale of the Capital Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company and the Trust may have filed with the Commission, as part of an

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amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Capital Securities, each of which has previously been furnished to you. The Company and the Trust will timely file with the Commission a final prospectus supplement relating to the Capital Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b)   On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) and the Indenture, will, comply in all material respects with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Trust makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company and the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriters consists of the information described as such in Section 8(b) hereof.

(c)   (i) The Disclosure Package and (ii) each electronic roadshow listed on Schedule III hereto, when taken together as a whole with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company and the Trust by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

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(d)   (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company and the Trust or any person acting on either of their behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Capital Securities in reliance on the exemption in Rule 163, and (iv) at the Execution Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Capital Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)   (i) At the earliest time after the filing of the Registration Statement that the Company or the Trust or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Capital Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), neither the Company nor the Trust was or is an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company or the Trust be considered an Ineligible Issuer.

(f)    Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 5(b) hereto does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(g)   The Trust has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with the power and the authority (trust and other) to own property and conduct its business as described in the Disclosure Package and the Final Prospectus, and to enter into and perform its obligations under this Agreement, the Capital Securities and the Amended and Restated Declaration of Trust and is not required to be authorized to do business in any other jurisdiction and has conducted and will conduct no business other than the transactions contemplated by the Disclosure Package and the Final Prospectus, is not a party to or otherwise bound by any agreement other than those described in the Disclosure Package and the Final Prospectus, and will be classified as a grantor trust and not as an association taxable as a corporation for U.S. federal income tax purposes.

(h)   Each of the Administrative Trustees is either an officer or employee of the Company or one of its subsidiaries and has been duly authorized to execute and deliver the Amended and Restated Declaration of Trust. Each of the Administrative Trustees and

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the Property Trustee is a U.S. person for purposes of Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended.

(i)    The Company is a corporation duly incorporated under and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, duly registered as a savings and loan holding company under the Home Owners’ Loan Act, as amended, with power and authority to own its property and conduct its business as described in the Disclosure Package and the Final Prospectus and to enter into and perform its obligations under this Agreement, the Amended and Restated Declaration of Trust, the Indenture, the Capital Securities Guarantee Agreement and the Junior Subordinated Notes, and to purchase, own and hold the Common Securities issued by the Trust.

(j)    Each of the Company and the Trust has all requisite corporate and trust power and authority, as applicable, to execute, issue and deliver the Transaction Agreements to which it is a party and the Capital Securities, Common Securities and Junior Subordinated Notes of which it is the respective issuer and to consummate the transactions contemplated thereby to be consummated on its part.

(k)   Each “significant subsidiary” (as such term is defined in Rule 405 under the Securities Act) of the Company, other than Sovereign Bank, a federal savings bank (the “Bank”), has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with the power and authority to own its property and conduct the business in which it is engaged. Each subsidiary of the Company is duly authorized to transact business and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such authorization necessary, except to the extent that the failure to be so authorized or be in good standing would not have a Material Adverse Effect. As used herein, “Material Adverse Effect” means any material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Trust or on the ability of the Company or the Trust to consummate the transactions contemplated by the Transaction Agreements.

(l)    The Bank, a wholly owned subsidiary of the Company, is a savings bank chartered under the laws of the United States, and its charter is in full force and effect. The Bank has full power and authority to conduct its business as such and has the authority to own, lease and operate its properties and to conduct the business in which it is engaged.

(m) The Bank is an insured depositary institution under the provisions of the Federal Deposit Insurance Act, as amended. The deposit accounts at the Bank are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Bank, threatened.

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(n)   The authorized, issued and outstanding shares of capital stock of the Company are as described in the Disclosure Package and the Final Prospectus. Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable and conform to the description thereof contained in the Disclosure Package and the Final Prospectus.

(o)   The Capital Securities have been duly and validly authorized for issuance by the Trust pursuant to the Amended and Restated Declaration of Trust, and when issued, authenticated by the Property Trustee in accordance with the Amended and Restated Declaration of Trust and delivered against payment of the purchase price therefor in accordance with this Agreement, will constitute duly and validly issued and fully paid and nonassessable undivided beneficial interests in the Trust and will be entitled to the benefits of the Amended and Restated Declaration of Trust. The Capital Securities conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus. The issuance of the Capital Securities is not subject to preemptive or other similar rights, and holders of Capital Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

(p)   The Junior Subordinated Notes have been duly authorized by the Company, and when duly issued, executed, authenticated and delivered by the Company in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as described in the Registration Statement, the Disclosure Package and the Final Prospectus, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Junior Subordinated Notes conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus.

(q)   The Amended and Restated Declaration of Trust has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees and, assuming due authorization, execution and delivery of the Amended and Restated Declaration of Trust by the Property Trustee and the Delaware Trustee, will constitute a valid and legally binding agreement of the Company, the Trust and the Administrative Trustees enforceable against the Company and the Administrative Trustees in accordance with its terms, except as enforcement thereof may be limited by insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Amended and Restated Declaration of Trust has been duly qualified under the Trust Indenture Act and conforms in all material respects to the description thereof in the Disclosure Package and the Final Prospectus.

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(r)    The Indenture has been duly authorized by the Company, and, at the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the description thereof in the Disclosure Package and the Final Prospectus.

(s)   The Capital Securities Guarantee Agreement has been duly authorized by the Company, and, at the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Capital Securities Guarantee Agreement has been duly qualified under the Trust Indenture Act and conforms in all material respects to the description thereof in the Disclosure Package and the Final Prospectus.

(t)     This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

(u)   No authorization, approval, consent, license, order, registration or qualification of or filing with any government, governmental instrumentality or court is required for the valid authorization, issuance, sale and delivery of the Capital Securities, the Common Securities or the Junior Subordinated Notes, or the issuance, authorization and delivery of the Capital Securities Guarantee Agreement and the Indenture, or for the execution, delivery or performance of the Transaction Agreements, except for consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities by the Underwriters and the qualification of the Amended and Restated Declaration of Trust, the Capital Securities Guarantee Agreement and the Indenture under the Trust Indenture Act.

(v)   There are no statutes or regulations, or any pending or threatened legal or governmental proceedings, in each case, required to be described in the Disclosure Package or the Final Prospectus that are not described as required, or any pending or threatened legal or governmental proceedings which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, or to the Trust other than those described in the Disclosure Package and the Final Prospectus.

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(w)  No default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Disclosure Package or the Final Prospectus or filed as an exhibit to the Registration Statement.

(x)   Each of the execution and delivery of this Agreement by the Company and the Trust, and the execution and delivery of the Amended and Restated Declaration of Trust, the Indenture and the Capital Securities Guarantee Agreement by the Company, the issuance, sale and delivery of the Capital Securities by the Trust and the Junior Subordinated Notes by the Company and the consummation by the Company and the Trust of the transactions contemplated in this Agreement, the Amended and Restated Declaration of Trust, the Indenture, the Capital Securities Guarantee Agreement, the Capital Securities, and the Junior Subordinated Notes, and the compliance by the Company and the Trust with the terms of this Agreement, the Amended and Restated Declaration of Trust, the Indenture, the Capital Securities Guarantee Agreement and the Capital Securities and the Junior Subordinated Notes

(i)           does not and will not result in any violation of the provisions of the Company’s articles of incorporation or bylaws or the Certificate of Trust or Amended and Restated Declaration of Trust; and

(ii)          does not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or the Trust under (x) any indenture, mortgage, loan agreement, or any other agreement or instrument to which the Company or its subsidiaries or the Trust is a party or by which they may be bound or to which any of their property may be subject, (y) any existing applicable law, rule or regulation or (z) any judgment, order or decree of any government, governmental instrumentality (including, without limitation, any regulatory authorities) or court having jurisdiction over the Company or any of its subsidiaries or the Trust or any of their properties.

(y)   The execution, delivery and performance of this Agreement and the Amended and Restated Declaration of Trust, the issuance and sale of the Capital Securities and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust.

(z)   Neither the Company nor its subsidiaries nor the Trust nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance, sale or delivery of the Capital Securities or the application of the proceeds thereof by the Trust and the Company to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors, in each case as in effect on the date hereof.

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(aa)        The Company and its subsidiaries and the Trust are each in compliance in all material respects with all laws administered by and regulations of any governmental authority applicable to it or to them, the failure to comply with which would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor the Trust is a party to any agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, the Commission or any other governmental authority which restricts materially the conduct of its business, or in any manner relates to capital adequacy, its accounting practices, its credit policies or its management, nor has the Company or the Trust been advised by the Commission or any other governmental authority that it is contemplating issuing or requesting (or considering the appropriateness of issuing or requesting) any of the foregoing.

(bb)        Neither the Company nor the Trust is, and after giving effect to the transactions described herein, neither the Company nor the Trust will be, an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”).

(cc)        None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”), an “Affiliate”) nor the Trust has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of the Capital Securities or any other security of the Company to facilitate the sale or resale of the Capital Securities.

(dd)        The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Preliminary Prospectus, the Final Prospectus and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Consolidated Financial Data” in the Preliminary Prospectus, the Final Prospectus and Registration Statement fairly present, on the basis stated in the Preliminary Prospectus, the Final Prospectus and the Registration Statement, the information included therein. The pro forma financial statements included in the Preliminary Prospectus, the Final Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Preliminary Prospectus, the Final Prospectus and the Registration Statement. The pro forma financial statements included in the Preliminary Prospectus, the Final Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma

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adjustments have been properly applied to the historical amounts in the compilation of those statements.

(ee)        There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ff)  Neither the Company, nor the Trust nor any of their subsidiaries nor, to the knowledge of the Company, the Trust, any director, Administrative Trustee, officer, agent, employee or affiliate of the Company or the Trust or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries, the Trust and, to the knowledge of the Company and the Trust, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(gg)        The operations of the Company and the Trust and their subsidiaries (i) are in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and (ii) have been conducted at all times in compliance with the Money Laundering Laws, except, with respect to this clause (ii) only, where such noncompliance would not have a Material Adverse Effect. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Trust or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Trust, threatened.

(hh)        Neither the Company, nor the Trust nor any of their subsidiaries nor, to the knowledge of the Company, the Trust, any director, officer, agent, employee or affiliate of the Company or the Trust or any of their subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and the Trust will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity,

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for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Each certificate signed by any officer of the Company or the Trust and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Capital Securities shall be deemed to be a representation and warranty by the Company or the Trust to each Underwriter as to the matters covered thereby.

2.            Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the purchase price set forth in Schedule I hereto, the number of Capital Securities set forth opposite such Underwriter’s name in Schedule II hereto. The Company agrees that, in view of the fact that the proceeds of the sale of the Capital Securities will be invested in the Junior Subordinated Notes, it shall pay to the Underwriters as compensation (“Underwriters’ Compensation”) for their arranging the investment of the proceeds therein the amount per Capital Security specified in Schedule I hereto.

3.            Delivery and Payment. Delivery of and payment for the Capital Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Capital Securities being herein called the “Closing Date”). Delivery of the Capital Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Capital Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. On the Closing Date, payment of the Underwriters’ Compensation for the Capital Securities shall be made by the Company by wire transfer payable in same-day funds to an account or accounts specified by the Representatives.

4.            Offering by Underwriters. It is understood that the several Underwriters propose to offer the Capital Securities for sale to the public as set forth in the Final Prospectus.

5.            Agreements. The Company and the Trust, jointly and severally, agree with the several Underwriters that:

(a)   Prior to the termination of the offering of the Capital Securities, neither the Company nor the Trust will file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company or the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company and the Trust will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company and the Trust will promptly

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advise the Representatives (i) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Capital Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company and the Trust will use their best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)   The Company and the Trust will prepare a final term sheet, containing solely a description of final terms of the Capital Securities and the offering thereof, in a form approved by the Representatives and will file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(c)   If, at any time prior to the filing of a final prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company and the Trust will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(d)   If, at any time when the Final Prospectus relating to the Capital Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), but in no event later than ninety (90) days after the Closing Date, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company and the Trust promptly will (i) notify the Representatives of such event, (ii) prepare and file with the Commission, subject to the first sentence of

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paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use their best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any amended or supplemented Final Prospectus to you in such quantities as you may reasonably request.

(e)   As soon as practicable, the Company and the Trust will make generally available to the security holders of the Trust and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(f)    The Company and the Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), but in no event later than ninety (90) days after the Closing Date, as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(g)   The Company and the Trust will arrange, if necessary, for the qualification of the Capital Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Capital Securities in any jurisdiction where it is not now so subject.

(h)   The Company and the Trust each agrees that, unless it has obtained or will obtain the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company and the Trust that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company and the Trust, it has not made and will not make any offer relating to the Capital Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company and the Trust with the Commission or retained by the Company and the Trust under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto. Any such free writing prospectus consented to by the Representatives, or by the Company and the Trust, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company

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and the Trust each agree that (x) they have treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) they have complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i)    The Company and the Trust each agrees that they will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, issue or otherwise dispose of or hedge, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, the Trust or any affiliate of the Company or the Trust or any person in privity with the Company or the Trust or any affiliate of the Company or the Trust) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any trust preferred or similar securities or publicly announce an intention to effect such transaction, until the Business Day set forth on Schedule I hereto. This Section 5(i) shall not restrict the Company from engaging in interest rate swaps on any trust preferred or similar securities.

(j)    Neither the Company nor the Trust will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company or the Trust to facilitate the sale or resale of the Capital Securities.

(k)   The Company and the Trust will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and the Company will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

(l)    The Company and the Trust will take such steps as shall be necessary to ensure that neither shall become an “investment company” within the meaning of such term under the Investment Company Act.

(m) The Company and the Trust will apply the proceeds from the sale of the Capital Securities, the Common Securities and the Junior Subordinated Notes as set forth under “Use of Proceeds” in the Preliminary Prospectus.

(n)   The Company and the Trust will execute and deliver each of the Transaction Agreements (other than this Agreement) in form and substance reasonably satisfactory to the Representatives.

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(o)   The Company and the Trust will use their best efforts to cause the Capital Securities to be accepted for clearance and settlement through the facilities of The Depository Trust Company.

(p)   The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Capital Securities; (iii) the preparation, printing, authentication, issuance and delivery of any certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Capital Securities; (v) the registration of the Securities under the Exchange Act to the extent required by such act; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee; (viii) the preparation, printing, reproduction and delivery to the Underwriters of copies of the Indenture; (ix) the fees and expenses of the Property Trustee, the Delaware Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee and the Guarantee Trustee; (x) any filings required to be made with the National Association of Securities Dealers, Inc. (the “NASD”) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (xi) any fees payable in connection with the rating of the Capital Securities and the Junior Subordinated Notes; (xii) the transportation and other expenses incurred by or on behalf of Company or Trust representatives in connection with presentations to prospective purchasers of the Capital Securities; (xiv) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Trust; and (xv) all other costs and expenses incident to the performance by the Company or the Trust of their obligations hereunder.

6.            Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Capital Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of its obligations hereunder and to the following additional conditions:

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(a)   The Final Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 5(b) hereto, and any other material required to be filed by the Company and the Trust pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)   The Company shall have requested and caused Stevens & Lee P.C., counsel for the Company, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i)           The Company is a corporation duly incorporated under and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, duly registered as a savings and loan holding company under the Home Owners’ Loan Act, as amended, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, to enter into and perform its obligations under each of the Transaction Agreements, and to issue, sell and deliver the Junior Subordinated Notes and issue and deliver the Capital Securities Guarantee Agreement.

(ii)          The Bank is a savings bank chartered under the laws of the United States and has full power and authority to conduct its business as such. The Bank is an insured depositary institution under the provisions of the Federal Deposit Insurance Act. The deposit accounts at the Bank are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of such counsel, threatened.

(iii)        Each of the Company and the Bank is duly authorized to transact business and is in good standing under the laws of each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such authorization necessary, except to the extent that the failure to be so authorized or be in good standing would not individually or in the aggregate, have a Material Adverse Effect.

(iv)         All the outstanding shares of capital stock of each “significant subsidiary” (as such term is defined in Rule 405 under the Securities Act) of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as otherwise set forth in the Disclosure Package and the Final Prospectus, are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interest, claim, lien or encumbrance.

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(v)          The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Prospectus; and the outstanding shares of capital stock of the Company have been duly authorized and validly issued by the Company and are fully paid and non-assessable and conform in all material respects to the descriptions thereof in the Disclosure Package and the Final Prospectus; and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

(vi)         The Junior Subordinated Notes have been duly and validly authorized and when duly issued, executed, authenticated and delivered by the Company in the manner provided for in the Indenture and issued and delivered to and paid for by the Trust as set forth in the Disclosure Package and the Final Prospectus, the Junior Subordinated Notes will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, (subject to applicable insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and general equity principles (regardless of whether considered in a proceeding in equity or at law)); all corporate action required to be taken for the authorization, issue and sale of the Junior Subordinated Notes has been validly and sufficiently taken; and the Junior Subordinated Notes conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus.

(vii)       The Capital Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and general equity principles (regardless of whether considered in a proceeding in equity or at law)). The Capital Securities Guarantee Agreement has been duly qualified under the Trust Indenture Act; and the Capital Securities Guarantee Agreement conforms in all material respects to the description thereof in the Disclosure Package and the Final Prospectus.

(viii)      The Indenture has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, (subject to applicable insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and general equity principles (regardless of whether considered in a proceeding in equity or at law)). The Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the description thereof in the Disclosure Package and the Final Prospectus.

(ix)         This Agreement has been duly authorized, executed and delivered by the Company.

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(x)          The Amended and Restated Declaration of Trust has been duly authorized by the Company, and has been duly executed and delivered by the Company and the Administrative Trustees, and constitutes a valid and legally binding agreement of the Company, the Trust and the Administrative Trustees enforceable against the Company and the Administrative Trustees in accordance with its terms, (subject to applicable insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and general equity principles (regardless of whether considered in a proceeding in equity or at law)). The Amended and Restated Declaration of Trust has been duly qualified under the Trust Indenture Act and conforms in all material respects to the description thereof in the Disclosure Package and the Final Prospectus.

(xi)         There is no pending or, to the knowledge of such counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in any Preliminary Prospectus and the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in any Preliminary Prospectus and the Final Prospectus under the headings “Special Charter and Pennsylvania Corporate Law Provisions,” “Legal Proceedings” and “Entry into a Material Definitive Agreement” (including in each case as incorporated by reference from the Company’s annual report on Form 10-K quarterly report on Form 10-Q for the quarter ended March 31, 2006 and current reports on Form 8-K, to the extent so incorporated) insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(xii)       To the knowledge of such counsel, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Disclosure Package or the Final Prospectus.

(xiii)      The statements set forth in the Disclosure Package and the Final Prospectus under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, are accurate and fair summaries of the matters described therein in all material respects.

(xiv)      The statements set forth in the Disclosure Package and the Final Prospectus under the captions “Recent Developments—Pending Transactions” and “–Additional Financing” insofar as such statements purport to constitute summaries of legal matters, agreements, documents, proceedings or pending

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transactions discussed therein, are accurate and fair summaries of such matters, agreements, documents, proceedings or transactions.

(xv)        The Registration Statement has become effective under the Act; any required filing of the Base Prospectus, any Preliminary Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and any filing of any Free Writing Prospectus required to be filed by the Company under Rule 433(d) and final term sheet required to be prepared and filed pursuant to Section 5(b) hereto has been made in the manner and within the time periods required by Rule 433(d); and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or threatened.

(xvi)      The Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein or the contents of any Statement of Eligibility on Form T-1 filed as exhibits thereto, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

(xvii)     Such counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein or the contents of any Statement of Eligibility on Form T-1 filed as exhibits thereto, as to which such counsel need express no opinion).

(xviii)    Such counsel has no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

(xix)      The Company is not and, or after giving effect to the offering and sale of the Capital Securities, the Common Securities or the Junior Subordinated Notes and the application of the proceeds thereof and the delivery of the Capital Securities Guarantee Agreement as described in the Final Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

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(xx)        All of the issued and outstanding Common Securities are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

(xxi)      No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Act and such as may be required under the blue sky laws of any jurisdiction in the manner contemplated in this Agreement and in any Preliminary Prospectus and the Final Prospectus and such other approvals (specified in such opinion) as have been obtained.

(xxii)     Neither the execution and delivery of the Transaction Agreements, the issue and sale of the Junior Subordinated Notes or the Capital Securities Guarantee, nor the consummation of any other of the transactions contemplated herein or in the Transaction Agreements, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries (including the Bank) pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) to the knowledge of such counsel, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, (iii) any statute, law, rule, or regulation applicable to the Company or its subsidiaries or any of its or their properties, or (iv) to the knowledge of such counsel, any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties.

(xxiii)    No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

In rendering such opinion, such counsel may (A) rely as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, (B) assume as to matters involving the application of the laws of the State of New York that the application of such laws would be similar to the application of the laws of the Commonwealth of Pennsylvania in respect of such matters, and (C) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

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(c)   The Company shall have requested and caused Stevens & Lee P.C., counsel to the Trust, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i)           The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the “Statutory Trust Act”) and all filings required under the Statutory Trust Act with respect to the creation and valid existence of the Trust as a statutory trust in the State of Delaware have been made.

(ii)          The Capital Securities are duly authorized by Trust, pursuant to the Amended and Restated Declaration of Trust, and when executed, authenticated, issued and delivered by the Trust in accordance with the Amended and Restated Declaration of Trust and the Capital Securities will constitute duly and validly issued and fully paid and nonassessable beneficial interests in the Trust and will be entitled to the benefits of the Amended and Restated Declaration of Trust. The Capital Securities and the Common Securities conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus. Neither the issuance of the Capital Securities nor the issuance of the Common Securities is subject to preemptive or other similar rights.

(iii)        Under the Amended and Restated Declaration of Trust and the Statutory Trust Act, the Trust has all necessary trust power and authority to execute and deliver the Transaction Agreements to which it is a party, to execute and deliver the Common Securities and the Capital Securities and to perform its obligations thereunder.

(iv)         Under the Amended and Restated Declaration of Trust and the Statutory Trust Act, the issuance and sale by the Trust of the Common Securities and the Capital Securities and the execution and delivery by the Trust of this Agreement and the Transaction Agreements to which it is a party, the performance by the Trust of its obligations thereunder, and the execution and delivery of the Common Securities and the Capital Securities have been duly authorized by all necessary trust action on the part of the Trust.

(v)          The Amended and Restated Declaration of Trust is a legal, valid and binding obligation of the Trust, enforceable against the Trust and the Company in accordance with its terms, (subject to applicable insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and general equity principles (regardless of whether considered in a proceeding in equity or at law)). The Amended and Restated Declaration of Trust conforms in all material respects as to all matters to the description thereof in the Disclosure Package and the Final Prospectus.

(vi)         This Agreement has been duly authorized, executed and delivered by the Trust.

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(vii)       The holders of the Capital Securities, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(viii)      No consent, approval, license, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required in connection with (A) the issuance and sale by the Trust of each of the Capital Securities and the Common Securities as contemplated by the Disclosure Package and the Prospectus and this Agreement or (B) the execution, delivery and performance by the Trust of the Transaction Agreements to which the Trust is a party, and the consummation of the transactions contemplated hereby and thereby, except for consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities by the Underwriters.

(ix)         (A) To the knowledge of such counsel after due inquiry, the Trust is not a party to or otherwise bound by any agreement other than those described in the Disclosure Package and the Final Prospectus; and (B) there are no transactions, contracts or other documents of the Trust that are required to be filed as exhibits to the Registration Statement by the Securities Act or the regulations thereunder that have not been so filed.

(x)          The issuance and sale by the Trust of the Capital Securities and the Common Securities pursuant to this Agreement and as contemplated by the Disclosure Package and the Final Prospectus and the Amended and Restated Declaration of Trust, and the execution and delivery by the Trust of each of the Transaction Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, (A) the Trust Certificate or the Amended and Restated Declaration of Trust, (B) any Delaware statute, rule or regulation, (C) to the knowledge of such counsel, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Trust is a party or bound or to which its property is subject, (D) any statute, law, rule, or regulation applicable to the Trust, or (E) to the knowledge of such counsel, any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Trust or any of its properties.

(xi)         The Trust is not, and after giving effect to the offering and sale of the Capital Securities, the Common Securities or the Junior Subordinated Notes and the application of the proceeds thereof and the delivery of the Capital Securities Guarantee Agreement as described in the Final Prospectus will not be,

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an “investment company” as defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Trust and public officials.

(d)   The Representatives shall have received from Emmet, Marvin & Martin, LLP, counsel for the Indenture Trustee, Guarantee Trustee, Delaware Trustee and the Property Trustee, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the Indenture, Junior Subordinated Notes, Capital Securities Guarantee Agreement, Original Declaration of Trust, Amended and Restated Declaration of Trust and Certificate of Trust and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)   The Representatives shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Capital Securities, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f)    The Trust shall have furnished to the Underwriters a certificate of the Trust signed by two of the Administrative Trustees, dated the Closing Date and without personal liability, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package and the Final Prospectus, any supplements or amendments to the Registration Statement, the Disclosure Package and the Final Prospectus, as well as each electronic roadshow used to offer the Capital Securities, and this Agreement and the Transaction Agreements and that

(i)           the representations and warranties of the Trust in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)          no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Trust’s knowledge, threatened; and

(iii)        since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect with respect to the Trust,

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whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(g)   The Company shall have furnished to the Representatives a certificate of the Company, signed by the President or any Executive Vice President or Senior Vice President of the Company and the principal financial or accounting officer of the Company, without personal liability, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplements or amendments thereto, as well as each electronic roadshow used to offer the Securities, this Agreement and the Transaction Agreements, and that:

(i)           the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)          no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)        since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect with respect to the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(h)    The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, as to such matters as the Underwriters may request and in form and substance satisfactory to the Representatives.

(i)    Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) the effect of

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which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Capital Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(j)    On the Closing Date, the Capital Securities shall have been rated at least Ba1 by Moody’s Investors Service, Inc., and at least BB by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and, subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s or the Bank’s securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(k)   Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(l)    On or before the Closing Date, the Transaction Documents shall have been executed and delivered by each party thereto.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, at One Liberty Plaza, New York, New York, on the Closing Date.

7.            Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.            Indemnification and Contribution. (a) Each of the Company and the Trust, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who

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controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 5(b) hereto, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Trust will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company and the Trust may otherwise have.

(b)          Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and the Trust, each of their respective directors, officers, employees and agents, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Trust by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company and the Trust acknowledge that (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the two sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids, in each case set forth under the heading “Underwriting” in any Preliminary Prospectus and the Final Prospectus (but not in the Base Prospectus) constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Disclosure Package or the Final Prospectus.

(c)          Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such

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failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and the Trust, on the one hand, and one or more of the Underwriters, on the other may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and by the Underwriters on the other from the offering of the Capital Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Capital Securities) be responsible for any amount in excess of the Underwriters’ Compensation applicable to the Capital Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Trust and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and of the Underwriters on the other in connection with the

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statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total Underwriters’ Compensation, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Trust on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, each officer, employee, agent and director of the Company or the Trust shall have the same rights to contribution as the Company and the Trust, respectively, subject in each case to the applicable terms and conditions of this paragraph (d).

9.            Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Capital Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Capital Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Capital Securities set forth opposite the names of all the remaining Underwriters) the Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Capital Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Capital Securities, and if such nondefaulting Underwriters do not purchase all the Capital Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

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10.          Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Capital Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange (the “NYSE”) or trading in securities generally on the NYSE or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared either by U.S. federal, Pennsylvania or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis (including, without limitation, acts of terrorism) the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Capital Securities as contemplated by this Agreement, any Preliminary Prospectus or the Final Prospectus (exclusive of any supplement thereto).

11.          Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Trust or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or the Trust, or any of the officers, directors, trustees, employees, agents or controlling persons of the Company or the Trust referred to in Section 8 hereof, and will survive delivery of and payment for the Capital. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.          Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company or the Trust, will be mailed, delivered or telefaxed to the legal department of the Company (fax no.: (610) 736-1452) and confirmed to it at Sovereign Bancorp, Inc., 1130 Berkshire Boulevard, Wyomissing, Pennsylvania, 19610, Attention: Legal Department, with a copy to Joseph M. Harenza, Stevens & Lee, 111 North Sixth Street, Reading, Pennsylvania, 19603 (fax no.: (610) 371-8500).

13.          Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.          No Fiduciary Duty. The Company and the Trust hereby acknowledge that (a) the purchase and sale of the Capital Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Trust, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company or the Trust and (c) the Company’s and the Trust’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and the Trust each agree that it is solely responsible for making its

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own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Trust on related or other matters). The Company and the Trust each agree that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or the Trust, in connection with such transaction or the process leading thereto.

15.          Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Trust and the Underwriters, or any of them, with respect to the subject matter hereof.

16.          Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17.          Waiver of Jury Trial. The Company, the Trust and each Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18.          Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19.          Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

20.          Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Base Prospectus” shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Execution Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in New York City or Pennsylvania.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, (iv) the final term sheet prepared and filed pursuant to Section 5(b) hereto, if any, and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

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“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Prospectus” shall mean the prospectus supplement relating to the Capital Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules under the Act.

“Transaction Agreements” shall mean this Agreement, the Capital Securities Guarantee Agreement, the Indenture, the Amended and Restated Declaration of Trust and the Certificate of Trust.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,
SOVEREIGN BANCORP, INC. By: /s/ Thomas R. Brugger
Name: Thomas R. Brugger Title: Treasurer

SOVEREIGN CAPITAL TRUST VI By: /s/ Thomas R. Brugger
Name: Thomas R. Brugger Title: Administrative Trustee

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

Citigroup Global Markets Inc.

Bear, Stearns & Co. Inc.

J.P. Morgan Securities Inc.

Santander Investment Securities Inc.

By:Citigroup Global Markets Inc.

By: /s/ Jack D. McSpadden, Jr.

Name: Jack D. McSpadden, Jr. Title: Managing Director By: Bear, Stearns & Co. Inc. By: /s/ Christopher O’Connor
Name: Christopher O’Connor Title: Senior Managing Director

By: J.P. Morgan Securities Inc. By: /s/ Jose C. Padilla
Name: Jose C. Padilla Title: Vice President By: Santander Investment Securities Inc. By: /s/ Marcelo Castro
Name: Marcelo Castro Title: Managing Director For themselves and the other several Underwriters, if any, named in Schedule II to the foregoing Agreement.

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